EXHIBIT 10.24
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                      EMPLOYEE INVENTION, TRADE SECRET AND
                            NON-DISCLOSURE AGREEMENT

            In consideration of my employment or continued employment, and of the compensation to be paid to me therefor, by RxBazaar.com, Inc., a Delaware corporation (the "Company"), and of the salary or wages paid to me during my employment, I acknowledge, warrant and agree with the Company as follows:

            1. Acknowledgement of Risk to the Company:
               --------------------------------------

            As an employee of the Company, I will have access to Confidential Information (as hereinafter defined) and Inventions (as hereinafter defined) of the Company. I understand and agree that improper use or disclosure of such Confidential Information or Inventions would cause the Company substantial loss and damage. Accordingly, I have agreed to enter into this Invention, Trade Secret and Non-Disclosure Agreement ("Agreement").

            2. Agreement Not to Use Trade Secrets of the Company or Solicit
               ------------------------------------------------------------
               Employees of the Company:
               ------------------------

            (a) I acknowledge and agree that in the course of the discharge of my duties as an employee of the Company, I will have access to and become acquainted with financial, personnel, sales, scientific, technical and other information regarding formulas, patterns, compilations, programs, devices, methods, techniques, operations, plans and processes that are owned by the Company, actually or potentially used in the operation of the Company's business, or obtained from third parties under an agreement of confidentiality, and that such information constitutes the Company's trade secrets. I specifically agree that I will not misuse, misappropriate, or disclose in writing, orally or by electronic means except as is required in the course of my employment by the Company, any trade secrets, directly or indirectly, to any other person or use them in any way, during the term of my employment and for a period of one (1) year after termination thereof for any reason. I further expressly agree that all physical or electronic manuals, documents, files, reports, studies, instruments or other material used and/or developed by me during the term of my employment are solely the property of the Company and that I have no right, title or interest therein. Upon termination of my employment for any reason, I will promptly deliver possession of all of said property to the Company in good condition.

            (b) While employed by the Company and for a period of one (1) year following the termination of such employment for any reason, I shall not, directly or indirectly, request, cause, solicit or induce any other employee of, or any consultant to, or any other person who may have been employed by, the Company, or any other person who may possess Confidential Information, to perform work or services for, or to provide information to, any person or entity other than the Company, or encourage any such employee to terminate his or her employment with the Company.
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            3. Definition of "Confidential Information":
               ----------------------------------------

            The term "Confidential Information" as used in this Agreement shall mean all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of the Company (including myself) or received by the Company from an outside source, which is in the possession of the Company (whether or not the property of the Company), which is maintained in secrecy or confidence by the Company or any subsidiary of the Company or which might permit the Company or any subsidiary of the Company or any of their respective customers to obtain a competitive advantage over competitors who do not have access to such trade secrets, proprietary information, or other data or information. Without limiting the generality of the foregoing, Confidential Information shall include:

            (a) any idea, concept, invention, discovery, innovation, improvement, process, procedure, method, formula, development, computer program, training or service manual, test, test results, technical data, design, pattern, device, plan or design for new or revised products, research or other compilations or items of information, work in process, or any Invention (as hereinafter defined), or parts or elements of the foregoing, or uses therefor and any and all revisions and improvements upon or relating to any of the foregoing, or parts or elements thereof, in each case whether or not reduced to tangible form; and

            (b) the name of any past, current or prospective client, customer, supplier, employee, sales agent, consultant, or any sales plan, marketing material, plan or survey, business plan or opportunity, product or other development plan or specification, business proposal, financial record, or business record or other record or information relating to the past, present or proposed business of the Company.

            4. Unauthorized Disclosure of Confidential Information:
               ---------------------------------------------------

            I shall at all times hold confidential all Confidential Information. During my employment by the Company, I shall use and disclose Confidential Information only to the extent necessary to perform my duties as an employee of the Company and for the sole benefit of the Company, and, in any event, shall not disclose any Confidential Information to any person or entity outside the Company without the prior written direction or permission of a duly authorized officer of the Company. After the termination of my employment by the Company, I shall not disclose to any person or entity, or make use of, any Confidential Information without the prior written permission of a duly authorized officer of the Company. This provision shall not apply to any Confidential Information which the Company has voluntarily disclosed to the public or which has otherwise legally entered the public domain.

            I understand that the Company has from time to time in its possession information which is claimed by others to be confidential or proprietary and which the Company has agreed to keep confidential. I agree that all such information shall be Confidential Information for purposes of this Agreement.

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

            5. Property of the Company:
               -----------------------

            (a) I agree that all Confidential Information and all originals and all copies of all manuscripts, drawings, prints, manuals, diagrams, letters, notes, notebooks, reports, models, graphs, disks, tapes and all other materials containing, representing, evidencing, recording, or constituting any Confidential Information, however and whenever produced (whether by myself or others), shall be the sole property of the Company.

            (b) I agree that any idea, concept, invention, discovery, innovation, formula, computer program or other Confidential Information conceived, developed, or otherwise made by me, alone or jointly with others and directly relating to the Company's present products, programs or services or to tasks assigned to me during the course of my employment, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice, during the period of my employment with the Company, or during the six-month period next succeeding the termination of my employment with the Company, whether or not made during my regular working hours, and whether or not made on the Company's premises, and whether or not disclosed by me to the Company (hereinafter collectively referred to as "Inventions"), together with all products or services which embody, emulate or employ such Invention or Confidential Information, shall be the sole property of the Company, and all copyrights, patents, patent rights, trademarks, service marks, logos, and reproduction rights to, and other proprietary rights in, such Invention or Confidential Information, whether or not patentable or copyrightable, shall belong exclusively to the Company.

            (c) I hereby assign and, to the extent any such assignment cannot be made at the present time, agree to assign, to the Company all my right, title and interest throughout the world in and to all Inventions, and to anything tangible which evidences, incorporates, constitutes, represents or records any such Inventions. I agree that all such Inventions shall constitute works made for hire under the copyright laws of the United States and hereby assign and, to the extent any such assignment cannot be made at the present time, agree to assign, to the Company all copyrights, patents and other proprietary rights I may have in any of such Inventions, together with the right to file for and/or own wholly without restriction United States and foreign patents, trademark registration and copyright registration and any patent, or trademark or copyright registration issuing thereon.

            6. Employee's Obligation to Keep Records:
               -------------------------------------

            I shall make and maintain adequate and current written records of all Inventions which by virtue of Section 5 are the sole property of the Company and shall disclose the same fully and in writing to the Company's President or other duly authorized officer immediately upon development of the same and at any time upon request.

            7. Employee's Obligation to Cooperate:
               ----------------------------------

            During and after the term of my employment by the Company, I shall execute,

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

acknowledge, seal and deliver all documents, including, without limitation, all instruments of assignment, patent and copyright applications and supporting documentation, and perform all acts, which the Company may request to secure its rights hereunder and to carry out the intent of this Agreement. In furtherance of my undertaking in the immediately preceding sentence, I specifically agree to assist the Company, at the Company's expense, in every proper way to obtain for its sole benefit, in any and all countries, patents, copyright registrations or other legal protection for all Confidential Information and Inventions, which by virtue of Section 5 hereof are the sole property of the Company, and for publications pertaining to any of them. I shall be entitled to reasonable compensation for any material amount of time spent by me in assisting the Company, under this Section 7.

            8. Exceptions to this Agreement:
               ----------------------------

            Except as set forth below, I am subject to no contractual or other restriction or obligation which will in any way limit my activities on behalf of the Company or require me not to disclose any information or data to the Company. I further represent and warrant that I do not claim rights in, or otherwise exclude from this Agreement, any previous invention, discovery or other item of intellectual property except the following:

        (IF NONE, PLEASE WRITE "NONE".)





            9. Termination of Employment:
               -------------------------

            If I cease to be employed by the Company for any reason, or at any other time upon request of the Company, I shall return promptly any notebooks, computer programs, specifications, drawings, designs, blueprints, reproductions, sketches, notes, reports, proposals, business plans, manuals, disks, tapes, or copies of any of them, or other documents or materials, tools, equipment, or other property belonging to the Company or its customers.

            If requested to do so by the Company, I agree to sign a Termination Certificate in which I confirm that I have complied with the requirements of the preceding paragraph and that I am aware that certain restrictions imposed upon me by this Agreement continue after termination of my employment regardless of the manner of or reasons for such termination. I understand, however, that my obligations under this Agreement will continue even if I do not sign a Termination Certificate.

            10. Miscellaneous Provisions:
                ------------------------

            (a) In the event that any provision of this Agreement shall be determined to be unenforceable by any court of competent jurisdiction by reason of its extending for too great a

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period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. If, after application of the immediately preceding sentence, any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by any court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Any invalid, illegal or unenforceable provision of this Agreement shall be severable, and after any such severance, all other provisions hereof shall remain in full force and effect.

            (b) This Agreement constitutes the entire agreement and understanding between the Company and me concerning the subject matter hereof. No modification, amendment, termination or waiver of this Agreement or any of the provisions herein contained shall be binding upon me or the Company unless made in writing and signed by a duly authorized officer of the Company. Failure of the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants and conditions. In the event of any inconsistency between this Agreement and any other contract between the Company and me, the provisions of this Agreement shall prevail.

            (c) This Agreement shall be binding upon me regardless of the duration of my employment by the Company, the manner of or reasons for the termination of my employment by the Company, or the amount of my salary or wages. My obligations under this Agreement shall survive the termination of my employment by the Company regardless of the manner of or reasons for such termination and regardless of whether such termination constitutes a breach of any other agreement I may have with the Company, and shall not in any way be modified, altered or otherwise affected by such termination. My obligations under this Agreement shall be binding upon my heirs, legal representatives, successors and assigns, and the provisions of this Agreement shall inure to the benefit of and be binding on the legal representatives, successors and assigns of the Company.

            (d) I recognize and acknowledge that money damages alone would not adequately compensate the Company for breach of any of my covenants, agreements or obligations herein, and therefore I agree that in the event of the breach or threatened breach of any such covenant, agreement or obligation, in addition to all other remedies available to the Company, at law, in equity or otherwise, the Company shall be entitled to injunctive relief compelling specific performance of, or other compliance with, the terms hereof. All rights and remedies hereunder are cumulative and are in addition to and not exclusive of any other rights and remedies available, at law, in equity, by agreement or otherwise.



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            (e) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The State of Ohio without regard to its principles of conflicts of laws, and shall be deemed to be effective as of the first day of my employment by the Company. This Agreement is executed under seal.

            I ACKNOWLEDGE THAT, BEFORE PLACING MY SIGNATURE HEREUNDER, I HAVE READ ALL OF THE PROVISIONS OF THIS EMPLOYEE'S INVENTION, TRADE SECRET AND NON-DISCLOSURE AGREEMENT AND HAVE THIS DAY RECEIVED A COPY HEREOF.

            IN WITNESS WHEREOF, I have executed this Agreement as a sealed instrument on this _____ day of ________, ________.



WITNESS:


--------------------------------    ----------------------------------------
                                    [Name]

                                    Address:

                                    ----------------------------------------

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Accepted and Agreed to:

RxBAZAAR.COM, INC.


By:____________________________
Name:
Title:





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